FI-3 11/09
P1, P2, P4

                                SUPPLEMENT DATED
                                NOVEMBER 6, 2009
                       TO THE PROSPECTUS DATED MAY 1, 2009
                              AS PREVIOUSLY AMENDED
                                       OF
                      FRANKLIN HIGH INCOME SECURITIES FUND
      (A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST)


The Prospectus is amended as follows:

I. The following paragraph replaces in its entirety the last paragraph in the section "Main Investments," page FH-1, under "Goals and Strategies:"

The Fund may invest a portion of its assets in credit-linked securities and credit default swaps as a means of investing more rapidly and efficiently in permitted segments of the debt securities markets, to manage tax outcomes or cash positions, to hedge (protect) against adverse credit or market events and to potentially enhance returns.

II. The following paragraph is added to the section "Main Risks," page FH-4:

DERIVATIVE RISKS

Swaps are considered derivative instruments. The performance of derivative instruments depends, at least in part, on the performance of an underlying asset or index. Derivative instruments involve costs, may be volatile, and may involve a small investment relative to the risk assumed. Their successful use will depend on the manager's ability to predict market movements. Risks include delivery failure, default by the other party to the transaction or the inability to close out a position because the trading market becomes illiquid. Some derivatives are particularly sensitive to changes in interest rates or market prices. Investors should bear in mind that the Fund is not obligated to actively engage in these transactions. The Fund has claimed an exclusion from the definition of "commodity pool operator" and therefore is not subject to regulation or registration as such under the Commodity Exchange Act.



               PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.